SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2002

                             Northwest Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

    Federal                         0-23817                     23-2900888
-----------------           -----------------------      -----------------------
(State or other jurisdiction (Commission File No.)          (I.R.S. Employer
      of incorporation)                                     Identification No.)




Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
              ---------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events


         On January 31, 2002, the Company issued a press release regarding its earnings for the fiscal quarter ended December 31, 2001, and restating its earnings for the fiscal quarter ended September 30, 2001. The press release is included as Exhibit 99 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
         -------------------------------------------------------------------

The following Exhibits are filed as part of this report:

         Exhibit 99        Press Release of Northwest Bancorp, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   NORTHWEST BANCORP, INC.

DATE:  January 31, 2002   By:      /s/ William J. Wagner
                                   --------------------------------------------
                                   William J. Wagner
                                   President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99        Press Release of Northwest Bancorp, Inc.